INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-42992, 33-49160, 33-86728, 33-86732, 333-14211, 333-37263, 333-88885 and
333-49962 of Techne Corporation on Form S-8, of our report dated August 14, 2001, included in this Annual Report on Form 10-K of Techne Corporation for the year ended June 30, 2001.



/s/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 27, 2001